UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

Black Gaming, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

897 West Mesquite Boulevard, Mesquite, Nevada	89027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 346-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The purpose of this amended report is to advise that while Black Gaming, LLC (the “Company”) anticipates moving its corporate offices in the next 30-60 days to 10777 W. Twain Ave., Third Floor, Las Vegas, Nevada 89135, the current location of the Company’s corporate offices remains 897 West Mesquite Boulevard, Mesquite, Nevada 89027.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC

Date: January 23, 2007
	By:	/s/ Curt Mayer
Curt Mayer
	Its:	Chief Financial Officer